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                 Please file this Supplement with your records


             SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED
                  SECURITY CAPITAL EUROPEAN REAL ESTATE SHARES



                        Supplement dated January 5, 2000
                                       To
  Class R Prospectus and Statement of Additional Information dated May 1, 1999 Class I Prospectus and Statement of Additional Information dated May 1, 1999


     Effective February 1, 2000, shares of Security Capital European Real Estate Shares Class R will be converted to shares of Security Capital European Real Estate Shares Class I with the surviving class being known as Security Capital European Real Estate Shares ("SC-EUROPEAN"). The conversion will occur on the basis of the relative net asset values of the two classes and no sales load, fee, or other charge will be assessed in connection with the conversion. Beginning January 1, 2000, Security Capital Global Capital Management Group Incorporated ("GCMG"), the investment adviser to Security Capital Real Estate Mutual Funds Incorporated ("the Fund"), has agreed to waive fees and/or reimburse expenses to maintain the total net operating expenses (other than brokerage fees and commissions, taxes, interest and other extraordinary expenses) at no more than 1.60% and 1.45% of the Fund's Class R shares and Class I shares average daily net assets, respectively. After the conversion, the expenses of SC-EUROPEAN shares will be 1.45% of average daily net assets. The minimum initial and subsequent investment requirements of SC-EUROPEAN shares shall be $2,500 and $250, respectively. The conversion of Class R shares to Class I shares does not constitute a taxable event under federal income tax law.


                 The date of this Supplement is January 5, 2000